Exhibit 99.2

1 December 8, 2025 Aleniglipron Topline ACCESS Phase 2b Results

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements concerning: the estimated addressable patient population, market, and revenue opportunity for aleniglipron; any expectations regarding the potential benefits, tolerability and safety profile, accessibility, dose flexibility, scalability, cost, combinability, capability, efficacy, convenience, expected effects, and future application of aleniglipron; the Company's belief that data to date from the ACCESS, ACCESS II, Body Composition and Open Label Extension studies provide a strong foundation for the Phase 3 clinical development of aleniglipron; the belief that all key questions have been answered by the studies to date; the expected size and design for the Phase 3 trial; any presumption that topline, interim or preliminary data will be representative of final data or data in later clinical trials; the belief that the Company is well positioned to lead with a differentiated and highly scalable pipeline of oral small molecule medicines designed to address the significant unmet needs in obesity and related metabolic diseases; the belief that there is potential for expansion beyond obesity, including chronic kidney disease, metabolic associated steatohepatitis, heart failure, sleep apnea, type 2 diabetes mellitus, osteoarthritis, and addiction; plans to conduct FDA regulatory interactions; the expected timing of topline data readouts from the Open Label Extension, ACCESS II Extension, Body Composition, SWITCH and T2DM studies; the planned initiation of the ACCG-3535 Phase 1 study and the timing thereof; the expected timing of study results from the Phase 1 ACCG-2671 study; and the Company's future plans and prospects. In addition, when or if used, the words and phrases "believe," "may," "potential," "to be," "will," and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, safety, performance or events and circumstances could differ materially from those expressed or implied in the Company's forward-looking statements due to a variety of risks and uncertainties, which include, without limitation: risks and uncertainties related to topline results that the Company reports is based on preliminary analysis of key efficacy and safety data, and such data may change following a more comprehensive review of the data related to the clinical trial and such topline data may not accurately reflect the complete results of a clinical trial, the preliminary nature of the results due to the length of the study and sample size and results from earlier clinical studies not necessarily being predictive of future results; potential delays in the commencement, enrollment and completion of the Company's planned clinical studies; the Company's ability to advance aleniglipron, ACCG-2671, ACCG-3535, ANPA-0073, LTSE-2578, and its other therapeutic candidates, obtain regulatory approval of, and ultimately commercialize the Company's therapeutic candidates; competitive products or approaches limiting the commercial value of the Company's product candidates; the timing and results of preclinical and clinical studies; the Company's ability to fund development activities and achieve development goals; the Company's reliance on third parties, including clinical research organizations, manufacturers, suppliers and collaborators, over which it may not always have full control; general geopolitical and macroeconomic conditions, including as a result of tariffs and various global conflicts; the Company's ability to protect its intellectual property; and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's latest Quarterly Report on Form 10-Q and future reports the Company may file with the SEC from time to time. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied.

This presentation may incorporate publicly-available third-party data that we have not independently verified. There are risks inherent in conducting cross-trial comparisons and the results should be interpreted with caution. The presentation of such third-party data does not represent a head-to-head comparison of how our product candidates performed against any other third-party product candidate or study. Rather, such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. We caution you that any comparisons against third-party data set forth herein should not be viewed as a side-by-side comparison, and you should not rely on the completeness or accuracy of our presentation of the results of any third-party drug candidate in these slides, due to differences in study design, how other companies quantify or qualify eligibility criteria, and how results are recorded, among other distinguishing factors and uncertainties. Because we may be unaware of or may not adequately present various distinguishing factors and uncertainties, the comparisons set forth herein may not properly present such third-party data, which may differ materially from the data as presented here. Investors are encouraged to independently review third party data and should not rely on our presentation of such data as a single measure to evaluate our business.

"Structure Therapeutics," the Structure Therapeutics logo and other trademarks, trade names or service marks of the Company appearing in this presentation are the property of the Company. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation may be referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert their rights thereto.

Structure THERAPEUTICS 2

3 Aleniglipron : A Backbone in Structure's Oral Small Molecule Portfolio Raymond Stevens Aleniglipron Phase 3 Readiness Blai Coll Topline 36 week Data from Phase 2b ACCESS and 3 Supplementary Studies Blai Coll, M.D., Ph.D, Chief Medical Officer Today’s Update Aleniglipron Obesity Opportunity Raymond Stevens, Ph.D, Chief Executive Officer 1 2 3 4 Q&A Blai Coll, Raymond Stevens Jun Yoon, Chief Financial Officer 5 ORAL SMALL MOLECULE GLP - 1 Receptor Agonist ALENIGLIPRON

4 Our Mission Making medicines more accessible to all

5 Aleniglipron Obesity Opportunity Raymond Stevens

6 1. August 2025 Symphony Health prescription data and 2025 Evaluate Pharma sales data 2. Trust for America’s Health Report https://www.tfah.org/report - details/stateofobesity2019/#:~:text=Obesity%20is%20a%20growing%20epidemic,100%20million%20people%20%E2%80%93%20have%20obes 3. Goldman Sachs Report https://www.goldmansachs.com/insights/articles/anti - obesity - drug - market 4. 2022 World Health Organization https://www.who.int/news - room/fact - sheets/detail/obesity - and - overweight 5. World Obesity Atlas 2024 https://s3 - eu - west - 1.amazonaws.com/wof - files/WOF_Obesity_Atlas_2024.pdf >5 million in US 1 1.5 billion people in 2030 5 >$100 billion Total Addressable Market 3 (obesity or overweight with at least one weight - related comorbid condition) >800 million worldwide 4 >100 million in US 2 Overweight & Obesity Current Injectable Peptide GLP - 1s <5% of addressable market Access to Obesity Treatments Remains a Worldwide Unmet Need Only oral small molecules can scale to meet the needs of the global obesity patient population Overweight & Obesity

Aleniglipron Represents a Potential Solution in Obesity Care to be More Accessible, Scalable, and Combinable

	Aleniglipron Oral Small Molecule	Oral Peptides	Injectable Peptides
ADMINISTRATION	Designed as once-daily pill, no fasting	Once-daily pill, typically requires pre-dose fasting	Once weekly injection
DOSE FLEXIBILITY	Patient/PCP dose range flexibility; optimal for long term maintenance	TBD maintenance dose levels (top oral semaglutide dose 25 mg)	Limited number of indicated maintenance doses (5 mg, 10 mg and 15 mg for tirzepatide)
STORAGE / SUPPLY CHAIN	Room temperature shipping and storage	Room temperature	Refrigeration required for shipping and home-storage
SCALABILITY	Simple manufacturing; ability to scale to meet global demand	High dosage requirement; may struggle to scale supply to meet demand	Historically struggled to meet demand
COST OF GOODS	Traditional small molecule COGS; if approved, potential price flexibility	Higher, limiting pricing flexibility	Higher, limiting pricing flexibility
COMBINATIONS	Observed pharmacology potentially allows for fixed-dose combinations	Lower feasibility for fixed-dose combinations	Lower feasibility for fixed-dose combinations

Structure Therapeutics
7

Aleniglipron Obesity Data Summary
Differentiated Selective Oral Small Molecule GLP-1R Receptor Agonist

Efficacy

- **Phase 2b ACCESS**
  36 week placebo-adjusted mean weight loss:
  - **8.2% at 45 mg**
  - **9.8% at 90 mg**
  - **11.3% at 120 mg**
- **Exploratory ACCESS II**
  36 week placebo-adjusted mean weight loss:
  - **14.1% at 120 mg**
  - **14.4% at 180 mg**
  - **15.3% at 240 mg**
- **No evidence of weight loss plateau**
- **Proportional pharmacokinetic (PK) exposure up to 240 mg**
- **Clinically meaningful improvements in blood pressure and HbA1c**

Tolerability

- **Phase 2b ACCESS**:
  - GI-related AEs consistent with GLP-1RA class
  - **Overall 10.4% AE-related treatment discontinuations**
- **Exploratory ACCESS II**:
  - **For those participants who achieved re-randomization – No AE-related treatment discontinuations up to 240 mg dose**
- **Open Label Extension (OLE) & Body Composition:**
  - **Clinically meaningful improvement in tolerability when starting at 2.5 mg compared to 5 mg start**
  - **No discontinuations observed to date***

**Study ongoing and interim data from a pre-specified analysis. Interim data as of November 25, 2025*

Safety

- **> 500 participants treated across all studies up to 44 weeks**
  - **No events of drug induced liver injury**
  - **No off-target safety signals across all dose levels**
  - **No events of QTc prolongation**

Structure THERAPEUTICS

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9 Topline 36 Week Data Phase 2b ACCESS and Three Supplementary Studies Blai Coll

10 Multiple Aleniglipron Studies to Answer Key Questions Phase 2b ACCESS □ Assess Efficacy Tolerability, Safety up to 120 mg at 36 weeks Phase 3 Ready Chronic Weight Management ACCESS Open Label Extension Interim analysis to evaluate efficacy of 120mg up to 44 weeks Exploratory ACCESS II Evaluate efficacy at higher doses up to 180 mg and 240 mg Body Composition & Open Label Extension Evaluate tolerability with 2.5 mg starting dose Core Focus Key Questions Supplementary Studies Is there weight loss plateau beyond 36 weeks? Can we dose higher than 120 mg? Will lower 2.5 mg starting dose further improve tolerability?

11 Phase 2b ACCESS Study Design Key S econdary Endpoints • % of participants who achieve ≥ 5%, ≥ 10% and ≥ 15% reduction in body weight at week 36 • Safety and tolerability profile of a monthly titration scheme Primary Endpoint • % change in body weight at week 36 compared to baseline (active vs. placebo) • Statistical analysis based on the Primary Efficacy Estimand 1 Study Details N=230 Participants with: • Body mass index (BMI) ≥ 30 kg/m 2 or • BMI ≥ 27 kg/m 2 with ≥ 1 weight - related comorbidity Number of sites: 36 Weeks Baseline Titration Phase (every 4 weeks) Maintenance Phase (at target dose) Primary Endpoint Clinicaltrials.gov ID: NCT06693843 Open Label Extension (OLE)* 90 mg 45 mg 60 mg 30 mg 15 mg 5 mg 30 mg 15 mg 5 mg 120 mg 90 mg 60 mg 30 mg 15 mg 5 mg *OLE ongoing up to 72 weeks 75 mg 60 mg Pooled Placebo 5 mg 2.5 mg 120 mg 120 mg E - diary Reporting* 0 20 36 44 N=45 N=65 N=64 N=56 1 The primary efficacy estimand represents efficacy had all randomized participants remained on study treatment (with possible dos e interruptions and/or dose modifications) for 36 weeks without initiating rescue weight management treatments or surgeries. 2 E - diary reporting may be associated with an increase in the number of reported events

12 Baseline Demographics and Characteristics (Phase 2b ACCESS) Placebo N=56 Aleniglipron 120 mg N=63 Aleniglipron 90 mg N=65 Aleniglipron 45 mg N=45 Characteristics Mean (SD) or N (%) 49.9 (15.8) 52.3 (13.9) 47.9 (12.5) 49.0 (12.7) Age, years, mean 30 (53.6) 35 (54.7) 35 (53.8) 25 (55.6) Sex, female 112.3 (22.0) 113.1 (20.5) 117.9 (23.6) 115.6 (24.7) Weight, kg 39.4 (7.0) 39.0 (6.4) 39.8 (7.5) 39.7 (6.9) Body mass index, kg/m 2 5.5 (0.4) 5.7 (0.3) 5.7 (0.4) 5.7 (0.3) HbA1c 125.3 (12.6) 125.3 (14.8) 126.4 (12.6) 127.0 (11.3) Systolic Blood Pressure, mmHg 80.3 (7.9) 80.2 (8.8) 81.9 (8.0) 83.3 (7.9) Diastolic Blood Pressure, mmHg 11 (19.6) 9 (14.1) 9 (13.8) 7 (15.6) Ethnicity (Hispanic or Latino)

13 • 11.3% placebo - adjusted mean weight loss at 36 weeks with 120 mg • Dose dependent body weight reduction observed from 45 to 120 mg • No signs of weight loss plateau through 36 weeks across all dose ranges Aleniglipron Achieves Primary Efficacy Endpoint (Phase 2b ACCESS) 27.3 lbs 24.3 lbs 20.3 lbs - 8.2% ( - 11.1 to - 5.3) P<0.0001 - 9.8% ( - 12.5 to - 7.2) P<0.0001 - 11.3% ( - 13.9 to - 8.6) P<0.0001 LSM (95% CI) 45 mg 90 mg 120 mg Placebo Least - Squares Mean (LSM) Change (%) Body Weight

14 Aleniglipron Achieved Secondary Efficacy Endpoints (Phase 2b ACCESS) • 86% of participants with 120 mg dose achieve at least 5% body weight reduction • 70% of participants with 120 mg dose achieve at least 10% body weight reduction • 38% of participants with 120 mg dose achieve at least 15% body weight reduction • Clinically meaningful improvements in systolic blood pressure ( - 6.4 to - 7.5 mmHg) and HbA1c ( - 0.28 to - 0.37%)

15 Prevalence of Nausea and Vomiting Events by Dose and Over Time (Phase 2b ACCESS) 45 mg (N=45) Placebo (N=56) 120 mg (N=63) 90 mg (N=65) • Highest nausea occurs in the first weeks of starting 5 mg dose titration, mostly mild to moderate • No increase in prevalence as participants titrate to higher doses • Majority of treatment discontinuations due to AEs occurring in the first titration steps Treatment Discontinuations due to AEs (not limited to vomiting) Nausea Vomiting Aleniglipron

16 Cumulative Tolerability Profile Consistent with GLP - 1RA Class (Phase 2b ACCESS) Placebo N=56 Aleniglipron 120 mg N=63 Aleniglipron 90 mg N=65 Aleniglipron 45 mg N=45 N (%) Reporting at least one event * 5 mg 5 mg 5 mg Starting Dose 42 (75) 50 (78.1) 49 (75.4) 33 (73.3) Participants completed study on treatment 3 (5.4) 7 (11.1) 5 (7.7) 6 (13.3) Any TEAE leading to discontinuation of treatment 12 (21.4) 41 (65.1) 44 (67.7) 32 (71.1) Nausea 3 (5.4) 3 (5.4) 0 20 (31.7) 19 (30.2) 1 (1.6) 29 (44.6) 27 (41.5) 2 (3.1) 18 (40.0) 15 (33.3) 3 (6.7) Vomiting (overall) Mild and Moderate Severe 13 (23.2) 14 (22.2) 26 (40.0) 19 (42.2) Diarrhea 8 (14.3) 19 (30.2) 20 (30.8) 18 (40.0) Constipation • Overall 10.4% treatment discontinuations due to AEs • No dose response in most commonly GI - reported AEs *E - diary reporting is associated with an increase in the number of reported events

17 • 36 week placebo - adjusted mean weight loss : o 8.2% at 45 mg o 9.8% at 90 mg o 11.3% at 120 mg • No signs of weight loss plateau • 4 week titration to optimize tolerability: o GI - related AEs consistent with GLP - 1RA class o Overall 10.4% AE - related treatment discontinuations Summary Aleniglipron Topline Phase 2b ACCESS Results Phase 2b ACCESS Assess Efficacy Tolerability, Safety up to 120 mg at 36 weeks Core Focus

18 Multiple Aleniglipron Studies to Answer Key Questions Phase 2b ACCESS □ Assess Efficacy Tolerability, Safety up to 120 mg at 36 weeks Phase 3 Chronic Weight Management ACCESS Open Label Extension Interim analysis to evaluate efficacy of 120mg up to 44 - weeks Exploratory ACCESS II Evaluate efficacy at higher doses up to 180 mg and 240 mg Body Composition & Open Label Extension Evaluate tolerability with 2.5 mg starting dose Core Focus Key Questions Supplementary Studies Is there weight loss plateau beyond 36 weeks? Can we dose higher than 120 mg? Will lower 2.5 mg starting dose further improve tolerability?

19 QUESTION: Is there weight loss plateau? ACCESS OLE Study Design Study Details N=230 Participants with: • Body mass index (BMI) ≥ 30 kg/m 2 or • BMI ≥ 27 kg/m 2 with ≥ 1 weight - related comorbidity Number of sites: 36 Weeks Baseline Titration Phase (every 4 weeks) Maintenance Phase (at target dose) Primary Endpoint Clinicaltrials.gov ID: NCT06693843 90 mg 45 mg 60 mg 30 mg 15 mg 5 mg 30 mg 15 mg 5 mg 120 mg 0 20 36 90 mg 60 mg 30 mg 15 mg 5 mg 44 N=45 N=65 N=64 N=56 75 mg 60 mg Pooled Placebo 5 mg 2.5 mg 120 mg 120 mg *OLE is ongoing up to 72 weeks Open Label Extension (OLE)* N of participants reported = 143 ACCESS Open Label Extension Study Objectives • Long - term safety • Durability and maintenance of weight loss from Week 0 to 72 (full study), and Week 36 to 72 (OLE portion) *Study ongoing and interim data from a pre - specified analysis. Interim data as of November 25, 2025

20 Phase 2b ACCESS (Week 0 - 36) ACCESS OLE * (Week 36 - 44) ANSWER: NO PLATEAU • Majority of eligible ACCESS participants enrolled in OLE • Weight loss continues to increase in all 4 arms of OLE through Week 44 • No evidence of weight loss plateau with transition to open label extension following Week 36 QUESTION: Is there a weight loss plateau? ACCESS OLE: Additional Body Weight Reduction Beyond 36 Weeks % Body Weight Reduction start 2.5mg, current 5 mg (n=36) start 60 mg, current 75 mg (n=27) start 120 mg, current 120 mg (n=40) -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 start 120 mg, current 120 mg (n=40) - 3.0% - 1.3% - 1.2% - 1.1% *Study ongoing and interim data as of December 2025 Least - Squares Mean (LSM) Change (%) Body Weight

21 Multiple Aleniglipron Studies to Answer Key Questions Phase 2b ACCESS □ Assess Efficacy Tolerability, Safety up to 120 mg at 36 weeks Phase 3 Chronic Weight Management ACCESS Open Label Extension Interim analysis to evaluate efficacy of 120mg up to 44 - weeks Exploratory ACCESS II Evaluate efficacy at higher doses up to 180 mg and 240 mg Body Composition & Open Label Extension Evaluate tolerability with 2.5 mg starting dose Core Focus Key Questions Supplementary Studies Can we dose higher than 120 mg? Will lower 2.5 mg starting dose further improve tolerability? Is there weight loss plateau beyond 36 weeks?

22 240 mg 180 mg QUESTION: Can we dose higher than 120 mg? Exploratory ACCESS II Study Design Weeks 0 20 24 28 32 36 Baseline 180 mg 120 mg 90 mg 60 mg 30 mg 15 mg 5 mg Study details N=85 Participants with: • Body mass index (BMI) ≥ 30 kg/m 2 or • BMI ≥ 27 kg/m 2 with ≥ 1 weight - related comorbidity Number of sites: 10 Clinicaltrials.gov ID: NCT06703021 ; 120 mg 8 - Week Extension 44 Efficacy endpoint Re - Randomization N=61 180 mg Sentinel Group 120 mg 90 mg 60 mg 30 mg 15 mg 5 mg Main Study Group N=12 IDMC Titration Phase 180 mg and 240 mg Dose Phase * Study still on going Pooled Placebo N=12 First Randomization Exploratory ACCESS II Study • Evaluate higher 180 mg and 240 mg dosing • Safety and tolerability Study Ongoing Conducted in Phase 1 unit

23 Placebo N=12 Aleniglipron Overall N=61 Characteristics Mean (SD) or N (%) 51.8 (12.9) 49.8 (14.5) Age, years 8 (66.7) 38 (62.3) Sex, female 104.3 (12.38) 116.2 (31.9) Weight, kg 36.8 (5.1) 39.9 (8.4) Body mass index, kg/m 2 5.4 (0.36) 5.6 (0.35) HbA1c, % 122.6 (11.4) 122.2 (12.2) Systolic Blood Pressure, mmHg 82.3 (9.2) 78.7 (7.0) Diastolic Blood Pressure, mmHg 3 (25.0) 15 (24.6) Ethnicity (Hispanic or Latino) Baseline Demographics and Characteristics (Exploratory ACCESS II)

24 Aleniglipron Achieved Greater Weight Loss with Higher Doses (Exploratory ACCESS II) Re - Randomization Titration Phase 180 mg and 240 mg Dose Phase Least - Squares Mean (LSM) Change (%) Body Weight

25 Aleniglipron Achieves Greater Weight Loss with Higher Doses (Exploratory ACCESS II – Focusing on Post Re - randomization) Analysis on going - draft results - 14.1% ( - 19.0 to - 9.3) P<0.0001 180 mg and 240 mg Dose Phase - 14.4% ( - 19.1 to - 9.6) P<0.0001 - 15.3% ( - 20.1 to - 10.4) P<0.0001 LSM (95% CI) 120 mg 180 mg 240 mg Placebo • Participants are on 180 mg for 8 weeks and 240 mg for 4 weeks • No evidence of weight loss plateau • Proportional exposure PK dosing up to 240 mg Least - Squares Mean (LSM) Change (%) Body Weight 32.6 lbs 34.4 lbs 35.5 lbs

26 Prevalence of Nausea by Dose Over Time (Exploratory ACCESS II) Post Re - Randomization • Minimal number of participants with GI - events • 2 participants with intermittent events of nausea between weeks 33 - 36 SevereModerateMildSeverity Time from First Dose (Weeks) P e r c e n t a g e o f P a r t i c i p a n t s ( % ) Post-re-randomization Nausea Placebo (N=10)Post-re-randomization Nausea Aleniglipron 240mg (N=9) Post-re-randomization Nausea Aleniglipron 180mg (N=9)Post-re-randomization Nausea Aleniglipron 120mg (N=8) 27 30 33 3627 30 33 36 0 10 20 30 40 50 0 10 20 30 40 50 N=2 180 mg and 240 mg Dose Phase Titration Phase (Up to 120 mg) Pre - re - randomization Nausea Pooled Aleniglipron (N=61) Percentage of participants (%) Treatment Discontinuations due to AEs (not limited to nausea) 120 mg phase Re - Randomization

27 SevereModerateMildSeverity Time from First Dose (Weeks) P e r c e n t a g e o f P a r t i c i p a n t s ( % ) Post-re-randomization Vomiting Placebo (N=10)Post-re-randomization Vomiting Aleniglipron 240mg (N=9) Post-re-randomization Vomiting Aleniglipron 180mg (N=9)Post-re-randomization Vomiting Aleniglipron 120mg (N=8) 27 30 33 3627 30 33 36 0 10 20 30 40 50 0 10 20 30 40 50 Prevalence of Vomiting by Dose Over Time (Exploratory ACCESS II) N=1 N=1 180 mg and 240 mg Dose Phase Pre - re - randomization Vomiting Pooled Aleniglipron (N=61) Percentage of participants (%) Treatment Discontinuations due to AEs (not limited to vomiting) 120 mg phase Post Re - Randomization • Minimal number of participants with GI - events and no discontinuations • 1 participant with intermittent vomiting during weeks 33 - 36 with 240 mg dose Re - Randomization Titration Phase (Up to 120 mg)

28 Cumulative Tolerability Results Consistent with GLP - 1RA Class (Exploratory ACCESS II) 180 mg and 240mg Dosing Phase (Re - randomized Study Ongoing) Titration Phase (Up to 120 mg) Placebo N=10 Aleniglipron 120 mg to 240 mg N=26 Placebo N=12 Aleniglipron Up to 120 mg N=61 N (%) Reporting at least one event * 120/180 mg 5 mg Starting Dose 0 0 0 17 (27.9) Any TEAE leading to Treatment Discontinuation 0 0 0 11 (18) Non - AE related Treatment Discontinuation 0 0 1 (8.3) 6 (9.8) Non Re - randomized Participants in the Study 0 3 (11.5) 0 42 (68.9) Nausea 0 0 0 3 (11.5) 3 (11.5) 0 1 (8.3) 1 (8.3) 0 27 (44.3) 26 (42.6) 1 (1.6) Vomiting (Overall) Mild and Moderate Severe 0 0 1 (8.3) 22 (36.1) Diarrhea 0 0 2 (16.7) 13 (21.3) Constipation N o discontinuations at 120, 180, or 240 mg dose post r e - randomization at 36 weeks; study ongoing to 44 weeks *E - diary reporting is associated with an increase in the number of reported events

29 ANSWER: Additional activity and weight loss directionality confirmed up to 180 and 240 mg • Directionality in efficacy (placebo - adjusted mean weight loss, 36 week ) o 14.1% at 120 mg o 14.4% at 180 mg o 15.3% at 240 mg • Proportionality in exposure • Tolerability o For those participants who achieved re - randomization – No AE - related treatment discontinuations up to 240 mg dose at week 36; study ongoing to week 44 • Supports dose optimization strategy for Phase 3 Summary Aleniglipron ACCESS II Interim Results Exploratory ACCESS II Evaluate efficacy at higher doses up to 180 mg and 240 mg Can we dose higher than 120 mg?

30 Multiple Aleniglipron Studies to Answer Key Questions Phase 2b ACCESS □ Assess Efficacy Tolerability, Safety up to 120 mg at 36 weeks Phase 3 Chronic Weight Management ACCESS Open Label Extension Interim analysis to evaluate efficacy of 120mg up to 44 - weeks Exploratory ACCESS II Evaluate efficacy at higher doses up to 180 mg and 240 mg Body Composition & Open Label Extension Evaluate tolerability with 2.5 mg starting dose Core Focus Key Questions Supplementary Studies Is there weight loss plateau beyond 36 weeks? Can we dose higher than 120 mg? Will lower 2.5 mg starting dose further improve tolerability?

Question: Will lower 2.5 mg starting dose further improve tolerability?
OLE and Body Composition Study Design


Open-Label Extension*
60 mg
75 mg
120 mg
120 mg
2.5 mg
5 mg
36
44
Primary Endpoint
*OLE is ongoing up to 72 weeks

Study Ongoing

Study Details

N=71

Participants with:

- Body mass index (BMI) **≥ 30 kg/m²**

Number of sites: 11

Clinicaltrials.gov ID: NCT06693843


Titration phase
(every 4 weeks)
Maintenance phase
(at target dose)
N=59
2.5 mg
5 mg
10 mg
20 mg
30 mg
60 mg
90 mg
120 mg
N=12
Placebo
0
Baseline
28
40
Weeks
Efficacy Endpoint
Pre-specified interim analysis with a median follow up of ~10 weeks*

Study Ongoing

Body Composition Study Objectives

- Evaluate tolerability with 2.5 mg starting dose
- Assess body fat loss over 40 weeks to inform body composition endpoints in Phase 3

**Study ongoing and interim data from a pre-specified analysis. Interim data as of November 25, 2025*

Structure THERAPEUTICS
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32 Baseline Demographics and Characteristics (Body Composition Study) Placebo N=12 Aleniglipron N=59 Characteristics Mean (SD) or N (%) 48.8 (16.4) 54.5 (11.4) Age, years, mean 8 (66.7) 38 (64.4) Sex, female 111.2 (20.8) 108.0 (20.2) Weight, kg 39.6 (6.8) 38.1 (6.2) Body mass index, kg/m 2 5.6 (0.3) 5.6 (0.3) HbA1c (%) 4 (33.3) 4 (6.8) Ethnicity (Hispanic or Latino) *Study ongoing and interim data from a pre - specified analysis. Interim data as of November 25, 2025

33 Prevalence of Nausea and Vomiting by Dose Over Time (Body Composition Study) SevereModerateMildSeverity Time from First Dose (Weeks) Nausea Placebo (N=12)Nausea Aleniglipron (N=59) 0 3 6 9 12 15 18 21 24 27 30 33 360 3 6 9 12 15 18 21 24 27 30 33 36 0 10 20 30 40 50 P e r c e n t a g e o f P a r t i c i p a n t s ( % ) SevereModerateMildSeverity Time from First Dose (Weeks) Vomiting Placebo (N=12)Vomiting Aleniglipron (N=59) 0 3 6 9 12 15 18 21 24 27 30 33 360 3 6 9 12 15 18 21 24 27 30 33 36 0 10 20 30 40 50 P e r c e n t a g e o f P a r t i c i p a n t s ( % ) Nausea Vomiting Study ongoing Study ongoing Study ongoing Study ongoing Nausea and Vomiting • Low percentage No treatment discontinuations due to AEs *Study ongoing and interim data from a pre - specified analysis. Interim data as of November 25, 2025

34 Cumulative Aleniglipron Tolerability Results with 2.5 mg Starting Dose (Body Composition Study) Study Ongoing Placebo N=12 Aleniglipron N=59 N (%) Reporting at least one event 2.5 mg Starting Dose 9 (75.0) 42 (71.2) Any TEAE 0 0 Any TEAE leading to discontinuation of treatment 2 (16.7) 21 (35.6) Nausea 0 5 (8.5) Vomiting 3 (25.0) 11 (18.6) Diarrhea 3 (25.0) 15 (25.4) Constipation • No treatment discontinuations due to AEs after a median treatment of ~10 weeks * *Study ongoing and interim data from a pre - specified analysis. Interim data as of November 25, 2025

35 22 21.1 5.7 0 15.3 6.5 6.9 11.3 0 0 1.7 4.3 0 5 10 15 20 25 30 35 40 45 50 ACCESS 5 mg ACCESS-II 5 mg OLE 2.5 OLE 5 mg BC 2.5 mg BC 5 mg Nausea Vomiting Question: Will lower 2.5 mg starting dose further improve tolerability? Aleniglipron Tolerability with 5 mg vs 2.5 mg Starting Dose Percentage of participants Open Label Extension 2.5 mg to 5 mg ACCESS and ACCESS II start at 5 mg Body Composition (BC) 2.5 mg to 5 mg Week 1 – 4 N=173 Week 1 – 4 N=71 Week 1 – 4 Week 5 – 8 N=36 Week 1 – 4 Week 5 – 8 N=59 Answer: • Tolerability improved with lower 2.5 mg starting dose • No treatment discontinuations due to AEs after a median treatment of ~10 weeks * Study ongoing and interim data from a pre - specified analysis. Interim data as of November 25, 2025 Rationale: • Peak of GI - related events in ACCESS program occurred at the 5 mg starting dose • Majority of treatment discontinuations in ACCESS program occurred during the first 12 weeks

36 Aleniglipron Off - Target Safety Results Blai Coll

37 Aleniglipron Demonstrated Favorable Off - Target Safety Results Body Composition 2 Exploratory ACCESS II (up to 240 mg) ACCESS OLE 1 Phase 2b ACCESS (up to 120 mg) N (%) Placebo N=12 N=59 Placebo N=10 N=61 N=143 Placebo N=56 120 mg N=63 90 mg N=65 45 mg N=45 0 0 0 0 2 (1.4) 1 (1.8) 2 (3.2) 3 (4.8) 1 (2.3) ALT ≥ 3x ULN 0 0 0 0 1 (0.7) 0 0 1 (1.6) 0 ALT ≥ 5x ULN 0 0 0 0 0 0 0 0 0 ALT ≥ 10x ULN 0 0 0 1 (1.7) 0 1 (1.8) 0 0 0 AST ≥ 3x ULN 0 0 0 1 (1.7) 0 0 0 0 0 AST ≥ 5x ULN 0 0 0 0 0 0 0 0 0 AST ≥ 10x ULN 0 0 0 0 0 0 0 0 0 ALT or AST ≥ 3 x ULN Total Bilirubin ≥ 3 x ULN • No cases of drug - induced liver injury • No cases of ALT or AST ≥ 10x upper limit of normal (ULN) • All cases of elevated ALT and AST resolved without treatment discontinuation 1 Interim data as of November 26, 2025 2 Interim data as of November 25, 2025

Aleniglipron Obesity Data Summary

Differentiated Selective Oral GLP-1R Small Molecule Agonist

Efficacy

- **Phase 2b ACCESS**
  36 week placebo-adjusted mean weight loss:
  - **8.2% at 45 mg**
  - **9.8% at 90 mg**
  - **11.3% at 120 mg**
- **Exploratory ACCESS II**
  36 week placebo-adjusted mean weight loss:
  - **14.1% at 120 mg**
  - **14.4% at 180 mg**
  - **15.3% at 240 mg**
- **No evidence of weight loss plateau**
- **Proportional pharmacokinetic (PK) exposure up to 240 mg**
- **Clinically meaningful improvements in blood pressure and HbA1c**

Tolerability

- **Phase 2b ACCESS**:
  - GI-related AEs consistent with GLP-1RA class
  - **Overall 10.4% AE-related treatment discontinuations**
- **Exploratory ACCESS II**:
  - **For those participants who achieved re-randomization – No AE-related treatment discontinuations up to 240 mg dose**
- **Open Label Extension (OLE) & Body Composition:**
  - **Clinically meaningful improvement in tolerability when starting at 2.5 mg compared to 5 mg start**
  - **No discontinuations observed to date***

**Study ongoing and interim data from a pre-specified analysis. Interim data as of November 25, 2025*

Safety

- **> 500 participants treated across all studies up to 44 weeks**
  - **No events of drug induced liver injury**
  - **No off-target safety signals across all dose levels**
  - **No events of QTc prolongation**

Structure THERAPEUTICS

38

39 Aleniglipron Phase 3 Readiness Blai Coll

40 Compelling Data Package to Advance into Phase 3* Manufacturing Phase 3 API manufacturing completed Phase 3 Drug Product manufacturing underway Next Step: Conduct End of Phase 2 meeting with FDA to confirm registrational Phase 3 program Phase 2b ACCESS Assess Efficacy Tolerability, Safety up to 120 mg at 36 weeks Core Focus Key Questions Answers Is there weight loss plateau beyond 36 weeks? Can we dose greater than 120 mg? Will lower 2.5 mg starting dose further improve tolerability? Phase 3 Ready Chronic Weight Management * Subject to FDA approval 2.5 mg starting dose has demonstrated improved tolerability No weight loss plateau beyond 36 weeks Additional weight loss confirmed with multiple doses up to 240 mg

41 Aleniglipron: A Backbone in Structure's Oral Small Molecule Portfolio Raymond Stevens

Aleniglipron is Differentiated and We Believe is Well Positioned to Capture a Significant Proportion of the Growing Obesity Market



GLP-1R Aleniglipron

- **15.3% placebo-adjusted mean weight loss at 36 weeks** with **240 mg**
- **Proportional exposure** up to 240 mg
- **No** evidence of weight loss **plateau**
- **2.5 mg** start further **improves** tolerability
- **Scaleable** to meet global **demand**

Only oral small molecules can scale and meet the needs of the global obesity patient population, estimated to be 1.5 billion by 2030[1]



Only > 5M patients on incretin treatment today in US[2]
Non-specialists
Specialists
Non-specialists = 75% Rx today and growing[3]
2025
2026
2027
2028
2029
2030

- **PCPs/non-specialists indicate higher preference for orals** due to convenience & potential for broader access and coverage[4]
- **Orals represent an exciting new option for long-term maintenance;** more optionality for patients could facilitate improved persistence
- **Oral small molecules well-positioned to address unmet needs;** 25-50% of market could be orals[5]

1. World Obesity Atlas 2024 https://s3-eu-west-1.amazonaws.com/wof-files/WOF_Obesity_Atlas_2024.pdf
2. August 2025 Symphony Health prescription data and 2025 Evaluate Pharma sales data
3 Kumar et al., ISPOR (2025). https://www.ispor.org/docs/default-source/cti-meeting-21021-documents/6fe2eb97-d003-4dc0-b6d0-812e13795055.pdf?sfvrsn=45a94bd8_0. Based on July 2025 TRx data for Wegovy. Non specialists include PCPs, Nurse Practitioners, Physician Assistants, and Family Medicine physicians
4 Based on internal physician survey and interview data
5.Triangulation between internal data, analog disease areas, and 3rd party estimates;

Structure THERAPEUTICS 42

GLP-1RA and Amylin Oral Small Molecules Represent Backbones in our Future Oral Small Molecule Metabolic Portfolio

Backbones



GLP-1R

Aleniglipron: Phase 3 ready

- Oral small molecule; once-daily dosing
- Monotherapy backbone for chronic maintenance with potential best-in-class efficacy and safety
- Potential fixed-dose combination with other oral non-peptides



Amylin

ACCG-2671: IND cleared

ACCG-3535: DC selected

- Oral small molecule; once-daily dosing
- Potential for tolerability advantages
- Lean muscle mass preservation potential
- Potential fixed-dose combination with other oral non-peptides

+

Combination

- **GLP-1R + Amylin**
- ***Backbone* + GIPR**
- ***Backbone* + GCGR**
- ***Backbone* + GIPR + GCGR**

Important potential for:

- Greater body weight loss and enhanced tolerability
- Broader label expansion into additional clinical indications

Potential for Indication Expansion Beyond Obesity

including CKD, MASH, Hypertension, Heart Failure, Sleep Apnea, Type 2 Diabetes, Osteoarthritis, Addiction

Structure THERAPEUTICS 43

2025: A Successful and Productive Year for Structure Therapeutics

Discovery and Development of a Strong and Broad Portfolio of Obesity related Oral Assets


Program
Molecule(s)
Study / Focus
Discovery
Lead Optimization
Development Candidate/ IND-enabling
Phase 1
Phase 2
Phase 3
Selective GLP-1 Receptor Agonist
Backbone
Aleniglipron (GSBR-1290)
ACCESS (+ OLE)
ACCESS II (+ Extension)
Type 2 Diabetes
SWITCH Study
Body Composition
Amylin Receptor Agonists
Backbone
Amylin
ACCG-2671 (DACRA)
✓ IND Cleared: Phase 1 Initiation Dec 2025
ACCG-3535 (DACRA)
✓ Development Candidate Selected Nov 2025
SARA
Combinations
GLP-1RA + Amylin
GLP-1RA + Amylin
Backbone + GIPR
GLP-1RA + GIPR
Amylin + GIPR
Backbone + GCGR
Backbone + GCGR
Backbone + GIPR + GCGR

Structure THERAPEUTICS
44

45 $799M 1 Cash with Multiple Anticipated Catalysts Over the Next 12 Months □ Early 2H Initiation of pivotal Phase 3 study □ Topline results from SWITCH study □ Topline results from Type 2 Diabetes □ End of Phase 2 Meeting with FDA □ Topline results: □ ACCESS OLE □ ACCESS 2 Extension □ Body Composition x Initiation of ACCESS OLE, ACCESS II Extension, Body Composition, SWITCH, Type 2 Diabetes studies x Topline results from ACCESS x Interim results from ACCESS 2 x Interim results from Body Composition H2 2026 H1 2026 H2 2025 □ ACCG - 2671 Phase 1 study results □ ACCG - 3535 Phase 1 study initiation x Selection of ACCG - 3535 – Second DACRA Development Candidate x ACCG - 2671 IND cleared First - in - Human Phase 1 study Aleniglipron Amylin 1. As of September 30, 2025 and includes cash equivalents and short - term investments

46 Our Mission Making medicines more accessible to all

47 Q&A